Table of Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2004

TEXAS UNITED BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-49928	75-2768656
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

202 W. Colorado Street
La Grange, Texas		78945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (979) 968-8451

Table of Contents

Item 7. Financial Statements and Exhibits.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1 -	News Release issued by Texas United Bancshares, Inc. dated May 5, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On May 5, 2004, Texas United Bancshares, Inc. publicly disseminated a news release announcing its financial results for the first quarter ending March 31, 2004. A copy of the news release is attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS UNITED BANCSHARES, INC.
Dated: May 6, 2004	By:	/s/ Thomas N. Adams
Thomas N. Adams
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	News Release issued by Texas United Bancshares, Inc. dated May 5, 2004.